Mairs & Power Minnesota Municipal Bond ETF Ticker Symbol MINN	April 30, 2026

SUMMARY PROSPECTUS
Before you invest, you may want to review the Mairs & Power Minnesota Municipal Bond ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.mairsandpower.com or call (855) 839-2800.

Investment Objective
The investment objective of the Mairs & Power Minnesota Municipal Bond ETF (the “Fund”) is to seek current income that is exempt from federal and Minnesota state income tax consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.25%

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$26	$80	$141	$318

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These transaction costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in municipal bonds and other municipal debt securities that pay interest that is exempt from regular federal income tax and Minnesota state income tax (collectively, “Municipal Debt Securities”). Generally, these Municipal Debt Securities are issued by or on behalf of the State of Minnesota and its political subdivisions, agencies, authorities and instrumentalities, and by other qualified issuers located in Minnesota. The Fund may invest up to 20% of its net assets in debt securities that pay interest subject to taxation, including the federal alternative minimum tax (“AMT”).
The Fund can invest in all types of Municipal Debt Securities, including municipal lease obligations (and certificates of participation in such obligations), insured municipal bonds, municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds, and pre-refunded and escrowed to maturity bonds. In addition, Municipal Debt Securities include securities issued by custodial receipt trusts, which are investment vehicles the underlying assets of which are municipal bonds. Municipal Debt Securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. The Fund may invest in Municipal Debt Securities of any duration and any maturity and does not seek to maintain a particular dollar-weighted average maturity. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to obtain exposure to certain Municipal Debt Securities, or for liquidity or other reasons. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Under normal market conditions, the Fund will invest at least 75% of its net assets in securities that are, at the time of investment, rated investment grade (i.e., rated Baa3/BBB- or above) by at least one nationally recognized statistical rating organization (“NRSRO”), but may invest up to 25% of its net assets at the time of investment in non-investment-grade securities, which are not in default (i.e., rated within B3/B- to Ba1/BB+, sometimes called “junk bonds”), as well as unrated securities. The Fund is not permitted to invest in securities that are rated below B3/B- or equivalent NRSRO ratings, or securities deemed either in default or near default by the Fund’s investment adviser, Mairs & Power, Inc. (the “Adviser”). The Fund will consider pre-refunded or escrowed-to maturity bonds using U.S. Treasury securities or U.S. government agency securities, regardless of rating, to be investment grade securities.

The Fund does not seek to replicate any index and is actively managed. The Adviser employs primarily a buy and hold strategy seeking income rather than capital returns. The Adviser conducts fundamental analysis on the issue prior to purchasing debt securities. The Adviser may choose to sell securities for a variety of reasons, such as deteriorating credit or to secure gains, limit losses, extend or shorten duration, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following additional risks could affect the value of your investment. You should understand these risks before investing. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Fund Details — Principal Risks.” The principal risks of investing in the Fund are:

•Active Management Risk. Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

•AMT Risk. Certain bonds owned by the Fund may generate income that is subject to the federal AMT. The interest on these “private activity” bonds could become subject to the federal AMT if you are a taxpayer that meets the AMT criteria. If you are subject to the federal AMT, you will be required to add any income attributable to these bonds (as reported by the Fund annually) to other so-called “tax preference items” to determine possible liability for the federal AMT.

•Below Investment Grade Bonds Risk. The Fund’s investments in below investment grade bonds are subject to a greater risk of loss of income and principal than higher grade debt securities. The Fund’s investments in below investment grade bonds also subject the Fund to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. Issuers of below investment grade bonds are often highly leveraged and are more vulnerable to changes in the economy. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These below investment grade securities are also known as “high yield” or “junk” bonds.

•Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•Capital Gains Tax-Related Risk. Two ways in which Fund shareholders can recognize taxable income from their investment in Fund shares are: (1) if you sell your Shares at a price that is higher than the price when you bought them, as adjusted, you will have a taxable capital gain; on the other hand, if you sell your Shares at a price that is lower than the price when you bought them, you will have a capital loss; and (2) in the event the Fund sells more securities at prices higher than the prices when they were bought by the Fund, as adjusted, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution.

•Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. Credit risk is the risk that an issuer or other obligated party of a municipal bond may default or fail to pay interest and principal payments when due, and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments.

•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

•Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be affected by potential government fiscal policy initiatives and resulting market reaction to those initiatives.

•Large Shareholder Risk. Certain account holders may from time to time own or control a significant percentage of Shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Shares or a purchase of Shares in large amounts and/or on a frequent basis will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so.

•Liquidity Risk. Certain debt obligations may be difficult or impossible to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the price, sell other debt obligations or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

•Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•Minnesota Municipal Debt Securities Risk. Because the Fund invests substantially in Minnesota municipal instruments, it is more exposed to the impact of negative political, economic and legislative factors within Minnesota than a fund that invests more widely.

•Minnesota State Specific Risk. The Fund substantially invests in Municipal Debt Securities issued by the state of Minnesota and its political subdivisions. The state relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions.

•Municipal Bond Market Risk. The Fund may be adversely affected due to factors such as the limited amount of public information available regarding the municipal bonds held by the Fund as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue, and the maturity of the obligation.

•Municipal Debt Securities Risk. Municipal Debt Securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal Debt Securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from the project or the assets.

•Other Investment Companies Risk. You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

•Rating Agencies Risks. Ratings are not an absolute standard of quality. Ratings are general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Tax Risk. Municipal obligations may decrease in value during times when federal income tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

•Unrated Securities Risks. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

•Zero Coupon Bond Risk. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at at www.mairsandpower.com.

Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 8.96% (for the quarter ended December 31, 2023) and the worst performance was -8.29% (for the quarter ended March 31, 2022).

Average Annual Total Returns (for the periods ended December 31, 2025)	One Year	Since Inception (March 11, 2021)
Return Before Taxes	4.80%	-0.32%
Return After Taxes on Distributions	4.75%	-0.35%
Return After Taxes on Distributions and Sale of Fund Shares	4.04%	0.17%
Bloomberg Minnesota Municipal TR Index (reflects no deduction for fees, expenses, or taxes)	4.63%	0.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

The Adviser

The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio manager is as follows:

Name/Primary Title with the Fund	Primary Title with the Adviser	Tenure with the Fund	Tenure with the Adviser*
Brent S. Miller, Lead Portfolio Manager	Investment Manager	Lead Portfolio Manager since 2021	Since 2019
*     Tenure with the Adviser is the year each individual started employment with the Adviser and may not align with primary title with the Adviser

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and asked prices is often referred to as the “bid-ask spread”.

Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, can also be found on the Fund’s website at www.mairsandpower.com.

Tax Information
The Fund intends to make distributions that are exempt from federal and Minnesota state income tax, in the form of exempt-interest dividends. However, some of the Fund’s distributions, other than exempt-interest dividends may be taxed as ordinary income or capital gains (or a combination). All or a portion of the Fund’s distributions may also be subject to the federal alternative minimum tax and state and local taxes.

The Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota Municipal Debt Securities will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the Fund must be derived from interest income on Minnesota Municipal Debt Securities. A portion of the Fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from taxable income for purposes of the Minnesota franchise tax imposed on corporations and financial institutions.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (a “Financial Intermediary”), the Adviser or its affiliates may pay Financial Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Financial Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Financial Intermediary’s website for more information.